UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2023
Paramount Global
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 258-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	PARAA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	PARA	The Nasdaq Stock Market LLC
5.75% Series A Mandatory Convertible Preferred Stock, $0.001 par value	PARAP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the items presented at the Paramount Global (“Paramount” or the “Company”) 2023 Annual Meeting of Stockholders (the “Annual Meeting”), as certified by the Company’s independent inspector of election, are set forth below. Each of the directors nominated pursuant to Item 1, as well as Item 2, Item 3 and the option of “Three Years” on Item 4, received the affirmative vote of the holders of a majority of the aggregate voting power of the Paramount Class A Common Stock present (whether in person or by proxy) and entitled to vote at the Annual Meeting, and was therefore approved pursuant to the Company’s Amended and Restated Bylaws. Item 5 did not receive the affirmative vote of the holders of a majority of the aggregate voting power of the Paramount Class A Common Stock present (whether in person or by proxy) and entitled to vote at the Annual Meeting, and was therefore not approved pursuant to the Company’s Amended and Restated Bylaws. As reported during the Annual Meeting, Item 6 was withdrawn by the stockholder proponent prior to the Annual Meeting. A total of 38,825,510 shares of Class A Common Stock, representing approximately 95.38% of the Class A shares outstanding on the record date, were represented at the Annual Meeting.

Pursuant to the results of Item 4, the Company intends to hold an advisory vote on the compensation of its named executive officers (a “say-on-pay vote”) every three years until the next required advisory vote on the frequency of holding the say-on-pay vote, which will occur at the Company’s 2029 Annual Meeting of Stockholders.

1.	Election of Directors:
		For	Against	Abstentions	Broker Non-Votes
	Robert M. Bakish	36,701,720	155,350	15,793	1,952,647
	Barbara M. Byrne	36,618,095	237,911	16,857	1,952,647
	Linda M. Griego	36,522,915	333,051	16,897	1,952,647
	Robert N. Klieger	36,705,726	150,799	16,338	1,952,647
	Judith A. McHale	36,440,951	414,846	17,066	1,952,647
	Dawn Ostroff	36,684,218	171,757	16,888	1,952,647
	Charles E. Phillips, Jr.	36,740,940	114,921	17,002	1,952,647
	Shari E. Redstone	35,983,443	874,131	15,289	1,952,647
	Susan Schuman	36,741,782	115,076	16,005	1,952,647
	Nicole Seligman	36,661,321	194,897	16,645	1,952,647
	Frederick O. Terrell	36,617,749	239,590	15,524	1,952,647

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent auditor for fiscal year 2023:

	For	Against	Abstentions
	38,278,923	531,867	14,720

3.	Advisory (non-binding) say-on-pay vote:

	For	Against	Abstentions	Broker Non-Votes
	35,520,037	1,309,172	43,654	1,952,647

4.	Advisory (non-binding) vote on the frequency of holding the say-on-pay vote:

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
	1,358,730	24,100	35,452,178	37,855	1,952,647

5.	Stockholder proposal requesting that our Board of Directors take steps to adopt a policy ensuring that the Board Chair is an independent director:

	For	Against	Abstentions	Broker Non-Votes
	1,052,273	35,775,778	44,812	1,952,647

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GLOBAL

By:	/s/ Christa A. D'Alimonte
	Name:	Christa A. D'Alimonte
	Title:	Executive Vice President,
General Counsel and Secretary

Date: May 10, 2023